Exhibit 99.1
*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS
DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17
C.F.R. SECTIONS 200-.80(B)(4), 20083 AND 230.406
AMENDMENT NO. 5
TO
AMENDED AND RESTATED
SYSTEM EQUIPMENT PURCHASE AGREEMENT
BETWEEN
CRICKET COMMUNICATIONS, INC.
AND
NORTEL NETWORKS INC.
This Amendment No. 5 (this “Amendment”) is made effective as of the date last signed below (the “Amendment No. 5 Effective Date”), by and between Cricket Communications, Inc., a Delaware corporation (the “Owner”), and Nortel Networks Inc., a Delaware corporation (the “Vendor”).
WHEREAS, Owner and Vendor entered into an Amended and Restated System Equipment Purchase Agreement effective December 23, 2002, for the sale, licensing, and purchase of Vendor’s Products and Services, as amended by (i) Amendment No. 1, dated effective February 7, 2003; (ii) Amendment No. 2, dated effective December 22, 2004; (iii) Vendor’s letter to Amir Rajwany regarding “Customer Acknowledgment and Approval of Project” dated March 4, 2005 and executed by Owner on March 9, 2005; (iv) Amendment No. 3, dated effective October 11, 2005; and (v) Amendment No. 4, dated effective December 22, 2005 (together, the “Contract”); and,
WHEREAS, Owner and Vendor now wish to, among other things, provide for a certain commitment by Owner, clarify certain other commitments of Owner and clarify the components included in the price of a certain CDMA EVDO offer and other offers to Owner hereunder.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Owner and Vendor hereby agree to amend the Contract as follows:
1.	Unless otherwise defined, capitalized terms herein shall have the same meaning as in the Contract.

2.	Amend Section 1.1 of the Contract by adding the following definition and re-alphabetizing the definitions accordingly: “‘Amendment No. 5 Markets’ means the basic trading markets of Salem and Eugene, Oregon.”

3.	Replace the entire definition of “Initial Build-Out” with the following:

““Initial Build-Out” means (a) for any New Amendment No. 3 Market, the build-out of the New Amendment No. 3 Market in the configuration set forth in Exhibit A03 (or, with respect to DORA Products, Exhibit A04) for that market; and (b) for any Amendment No. 5 Market, the build-out of the Amendment No. 5 Market in the configuration set forth in Exhibit A05 for that market.”
Nortel Confidential and Proprietary Information

4.	Add a new Section 3.7(f) under Section 3.7 (Amendment No. 3 Volume Commitment) as follows:

“3.7(f) (Amendment No. 3 Volume Commitment). Notwithstanding anything to the contrary set forth in the Agreement or any other agreement with Vendor, all purchases for any Amendment No. 5 Markets by Owner or its Affiliates, if any, whether under this Agreement or otherwise shall not count towards the satisfaction of the Amendment No. 3 Volume Commitment.”

4.	Delete Section 3.8 (Requirements Commitment) in its entirety and replace with the following:

“3.8 Requirements Commitment. During the Amendment No. 3 Volume Commitment Term, Owner commits to purchase/license, and Vendor commits to sell/license, Vendor CDMA Products and Services for an Initial Build-Out for the New Amendment No. 3 Markets (excluding Owner’s *** markets) and the Amendment No. 5 Markets in the minimum configurations and associated prices as set forth in the “Initial Build Out” respective sections of Exhibits A03, A04 and A05 to the Contract. All purchases for any New Amendment No. 3 Markets or Amendment No. 5 Markets by Affiliates, if any, of the same types of Vendor products and services as provided in Exhibits A03, A04 or A05 shall be considered in determining whether this requirements commitment is satisfied. Owner shall provide Vendor with a one-time ninety (90) day advance written notice per Affiliate of its intent to have any such Approved Affiliate Contract purchases credited toward satisfaction of this commitment.”

5.	Delete Section 2.0 (***) of Attachment 1 to Amendment No. 3 in its entirety and replace with the following:

***

7.	Modify Exhibit V of the Contract by adding the following entities as “Affiliates”:
“-Alaska Native Broadband 1 License, LLC, and
-LCW Wireless, LLC.”
8.	Attachment 1, Exhibit A05 (Amendment No. 5 Markets Initial Build-Out Pricing (Voice)) shall be added to the Contract and incorporated therein.

9.	Except as specifically modified by Amendment No. 5, the Contract in all other respects shall continue in full force and effect.

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
Nortel Confidential and Proprietary Information

IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be signed by their duly authorized representatives effective as of the date first set forth above.

CRICKET COMMUNICATIONS, INC.		NORTEL NETWORKS INC.

By:	/s/ Glenn Umetsu	By:	/s/ Lance Levin

Name:	Glenn Umetsu	Name:	Lance Levin
	(Type/Print)		(Type/Print)

Title:	EVP & CTO	Title:	Counsel, N.A.

Date:	5-17-06	Date:	5-22-06

OCO # 26742
Tax ID: 33-0879924
Address: 10307 Pacific Center Court, San Diego, CA 92009
Nortel Confidential and Proprietary Information

ATTACHMENT 1 TO AMENDMENT NO. 5 OF THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
AMENDMENT NO. 5 MARKETS INITIAL BUILD-OUT PRICING (VOICE)
EXHIBIT A05
[See attached].
Nortel Confidential and Proprietary Information

EXHIBIT A05
TO THE
CRICKET COMMUNICATIONS, INC.
AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE AGREEMENT
INITIAL BUILD-OUT (VOICE)
PRICING FOR AMENDMENT NO. 5 MARKETS
Nortel Pricing Notes
***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
A1 – 1

Nortel Networks Confidential

Customer:	Cricket — Initial Build-Out
New Amendment No. 6 Markets — Salem and Eugene

Proposal prepared by:
Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005110737.1
Date:	March 31, 2006

Qty	Description
1	Amendment No. 5 Market — Salem		***

1	Amendment No. 5 Market — Eugene		***

	Total		***

		Total Quote:	***

		Total Covered POPs	***

		Price per Covered POP	***
***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
A1 – 2

Nortel Networks Confidential

Customer:	Cricket — Initial Build-Out
Amendment No. 5 Market — Salem

Proposal prepared by:
Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005110737.1 Rev 3
Date:	March 31, 2006

***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
A1 – 3

Nortel Networks Confidential

Customer:	Cricket — Initial Build-Out
Amendment No. 5 Market — Eugene

Proposal prepared by:
Jack Johnson	Account Manager	(972) 684-2286
Kim Tovy	Account Manager	(972) 362-8056
Wayne Kodama	Wireless Sales Engineer	(925) 867-2294

Quote Number:	B2005110737.1 Rev 3
Date:	March 31, 2006

***

***	Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.
A1 – 4